AETNA SERIES FUND, INC.
                                 Classes A, B, C
                                      and I

                         Supplement dated March 3, 1999

The information in this Supplement for Aetna Series Fund, Inc. amends the information contained in the Class A, Class B and Class C Prospectus and the Class I Prospectus, each dated March 1, 1999. This Supplement should be read with each Prospectus.

The following replaces the first paragraph and first three bullets of the section entitled "Aetna Small Company Fund (Small Company) -- Principal Investment Strategies" on page 8 of the Class A, Class B and Class C Prospectus and on page 8 of the Class I Prospectus:

Principal Investment Strategies Under normal market conditions, Small Company invests at least 65% of its total assets in common stocks of small-capitalization companies, defined as:

[bullet] The 2,000 smallest of the 3,000 largest U.S. companies (as measured by market capitalization).

[bullet] All companies not included above that are included in the Standard &
         Poor's SmallCap 600 Index or the Russell 2000 Index.

[bullet] Companies with market capitalizations lower than any companies included in the first two categories.

For purposes of the 65% policy, the largest company in this group in which Small Company intends to invest currently has a market capitalization of approximately $1.5 billion.


P031(3/99)                                                        March 1999